EXHIBIT 99.1
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
Accrued Interest Date:                                                                                   Collection Period Ending:
25-Apr-07                                                                                                                  30-Apr-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                           Period #
25-May-07                                         ------------------------------                                                 36

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Balances
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
                                                                               Initial        Period End

     Receivables                                                        $1,500,120,934      $196,968,238
     Reserve Account                                                        $9,683,915        $7,449,165
     Yield Supplement Overcollateralization                                $10,287,158        $1,051,626
     Class A-1 Notes                                                      $313,000,000                $0
     Class A-2 Notes                                                      $417,000,000                $0
     Class A-3 Notes                                                      $470,000,000                $0
     Class A-4 Notes                                                      $256,312,000      $162,394,836
     Class B Notes                                                         $33,521,000       $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $215,906,905
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $13,477,163
           Receipts of Pre-Paid Principal                                   $5,250,424
           Liquidation Proceeds                                                $83,306
           Principal Balance Allocable to Gross Charge-offs                   $127,775
        Total Receipts of Principal                                        $18,938,668

        Interest Distribution Amount
           Receipts of Interest                                               $724,364
           Servicer Advances                                                   $24,994
           Reimbursement of Previous Servicer Advances                              $0
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $44,745
           Net Investment Earnings                                             $29,672
        Total Receipts of Interest                                            $823,775

        Release from Reserve Account                                                $0

     Total Distribution Amount                                             $19,634,668

     Ending Receivables Outstanding                                       $196,968,238

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $519,005
     Current Period Servicer Advance                                           $24,994
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $543,999

Collection Account
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     Deposits to Collection Account                                        $19,634,668
     Withdrawals from Collection Account
        Servicing Fees                                                        $179,922
        Class A Noteholder Interest Distribution                              $501,344
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $18,813,700
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                     $41,373
     Total Distributions from Collection Account                           $19,634,668

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                        $41,373
     Total Excess Funds Released to the Depositor                              $41,373

Note Distribution Account
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     Amount Deposited from the Collection Account                          $19,413,372
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $19,413,372

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance    Per $1,000      Factor
     Class A-1 Notes                                                                $0                $0         $0.00       0.00%
     Class A-2 Notes                                                                $0                $0         $0.00       0.00%
     Class A-3 Notes                                                                $0                $0         $0.00       0.00%
     Class A-4 Notes                                                       $18,813,700      $162,394,836        $73.40      63.36%
     Class B Notes                                                                  $0       $33,521,000         $0.00     100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                                $0             $0.00
     Class A-2 Notes                                                                $0             $0.00
     Class A-3 Notes                                                                $0             $0.00
     Class A-4 Notes                                                          $501,344             $1.96
     Class B Notes                                                             $98,328             $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0            $0
     Class B Interest Carryover Shortfall                                           $0                $0            $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        26,770            25,513
     Weighted Average Remaining Term                                             17.98             17.12
     Weighted Average Annual Percentage Rate                                     4.61%             4.62%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
        Current                                                           $175,543,732            89.12%
        1-29 days                                                          $16,674,964             8.47%
        30-59 days                                                          $2,923,491             1.48%
        60-89 days                                                            $817,929             0.42%
        90-119 days                                                           $334,793             0.17%
        120-149 days                                                          $673,328             0.34%
        Total                                                             $196,968,238           100.00%
        Delinquent Receivables +30 days past due                            $4,749,541             2.41%


     Write-offs
        Gross Principal Write-Offs for Current Period                         $127,775
        Recoveries for Current Period                                          $44,745
        Net Write-Offs for Current Period                                      $83,030

        Cumulative Realized Losses                                          $7,282,956


     Repossessions                                                       Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                      $343,543                28
        Ending Period Repossessed Receivables Balance                         $400,643                29
        Principal Balance of 90+ Day Repossessed Vehicles                      $65,963                 4



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $1,176,593
     Beginning Period Amount                                                $1,176,593
     Ending Period Required Amount                                          $1,051,626
     Current Period Release                                                   $124,968
     Ending Period Amount                                                   $1,051,626
     Next Distribution Date Required Amount                                   $934,451

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,449,165
     Net Investment Earnings                                                   $29,672
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,449,165

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